UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2010

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota		55391
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

          On November 19, 2010, we issued a press release announcing the pricing of the Offering described in Item 8.01 of this Current Report on Form 8-K below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information set forth in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 8.01 – Other Events.

          On November 18, 2010, we entered into an underwriting agreement with Canaccord Genuity Inc., Canaccord Genuity Corp. and Howard Weil Incorporated as representatives of the several underwriters identified in Schedule I thereto. Pursuant to the underwriting agreement, Northern Oil agreed to sell and the underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed in the underwriting agreement, 8,950,000 shares of our common stock, par value $0.001 per share, at a price per share of $20.25 to the public, less an underwriting discount of $0.81 per share. The underwriters also have an option to purchase up to 1,342,500 additional shares of common stock at the same price per share to cover over-allotments. The underwriting agreement is filed as Exhibit 1.1 to this Current Report and is incorporated by reference into this Item 8.01. The closing for the Offering is expected to take place on or before November 24, 2010, subject to the satisfaction of customary closing conditions.

          The shares of common stock to be sold pursuant to the underwriting agreement were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-167049), which became effective upon filing on May 24, 2010 and was amended by a Post-Effective Amendment No. 1 filed on July 2, 2010.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 18, 2010, between Northern Oil and Gas, Inc. and Canaccord Genuity Inc., Canaccord Genuity Corp. and Howard Weil Incorporated
5.1	Opinion of Faegre & Benson LLP, dated November 18, 2010
23.1	Consent of Faegre & Benson LLP (Included in Exhibit 5.1)
99.1	Press Release dated November 19, 2010

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHERN OIL AND GAS, INC.

Date: November 18, 2010	By	/s/ James R. Sankovitz
James R. Sankovitz General Counsel and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Title of Document	Method of Filing
1.1	Underwriting Agreement, dated November 18, 2010, between Northern Oil and Gas, Inc. and Canaccord Genuity Inc., Canaccord Genuity Corp. and Howard Weil Incorporated	Filed Electronically
5.1	Opinion of Faegre & Benson LLP, dated November 18, 2010	Filed Electronically
23.1	Consent of Faegre & Benson LLP (Included in Exhibit 5.1)	Filed Electronically
99.1	Press Release dated November 19, 2010	Furnished Electronically